INCOME TAXES - Deferred tax assets and liabilities (Details) - USD ($)	Dec. 31, 2020	Dec. 31, 2019
Deferred tax assets/(liabilities):
Net operating loss carryforwards	$ 3,931,205	$ 3,037,860
Convertible notes payable discount and embedded derivative		(1,467,229)
Property plant and equipment	(128,898)	(125,525)
Other	13,597	8,237
Total	3,815,904	1,453,343
Valuation allowance	(3,815,904)	(1,453,343)
Net operating loss carryforwards	$ 20,690,556	$ 17,869,762